Exhibit 32.1
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              SECTION 906 CERTIFICATION OF CHIEF EXECUTIVE OFFICER

In connection with the Quarterly Report of ASA International Ltd. (the "Company") on Form 10-Q for the period ending June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Alfred C. Angelone, Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and 2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


August 7, 2003                                  /s/Alfred C. Angelone
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                                                Alfred C. Angelone
                                                Chief Executive Officer